                                                                    Exhibit 99.6

                              FORBEARANCE AGREEMENT
                              ---------------------

               This Forbearance Agreement (this "Agreement"), dated as of May
                                                 ---------
15, 2002, is made by and among the Guarantors (as such term is defined in the Credit Agreement (as defined below)), Bank of America, N.A., as administrative agent for the Banks under the Credit Agreement (as defined below) (the "Agent"),
                                                                        -----
the Required Banks (as such term is defined in the Credit Agreement) and National Westminster Bank PLC, and Royal Bank of Scotland plc as lenders under the UK Facility (as defined in the Credit Agreement). Capitalized terms used herein, but not otherwise defined herein, shall have the same meaning assigned thereto in the Credit Agreement (as such term is defined below).

                                 R E C I T A L S
                                 ---------------

               A.  APW Ltd., a Bermuda corporation (the "Borrower"), the Agent
                                                         --------
and the Required Banks are parties to an Amended and Restated Multicurrency Credit Agreement dated as of May 15, 2001 (as amended, the "Credit Agreement");
                                                            ----------------

               B. APW Enclosure Products and Systems Limited and certain of its Subsidiaries and Affiliates (the "UK Borrowers") have entered into the UK
                                  ------------
facility;

               C. The obligations of the UK Borrowers under the UK Facility have been supported by and secured by certain guarantees (the "UK Facility
                                                               -----------
Guarantees") and collateral (the "UK Collateral") granted by certain
----------                        -------------
Subsidiaries and Affiliates of the Borrower (together the "UK Facility
                                                           -----------
Guarantors").
----------

               D. Default exists under the Credit Agreement. The Guarantors hereby acknowledge that the Agent, upon the consent of the Required Banks, is presently entitled to accelerate and declare the obligations under the Credit Agreement and the Guaranties to be immediately due and payable, demand payment thereof, and begin exercising collection remedies in connection therewith;

               E. Default exists under the UK Facility. The UK Borrowers and the UK Facility Guarantors hereby acknowledge that The Royal Bank of Scotland plc and National Westminster Bank PLC and their agents and trustees (collectively the "UK Institutions") are presently entitled to accelerate and
                   ---------------
declare the obligations under the UK Facility, the UK Collateral and the UK Facility Guarantees to be immediately due and payable, demand payment thereof and begin exercising collection remedies in connection herewith.

               F. The Borrower will enter into a Post-Petition Multicurrency Superpriority Credit Agreement, to be dated as of May 16, 2002 (the "Post-Petition Credit Agreement") with various financial institutions (the
 ------------------------------
"Lenders") and Bank of America, National Association as post-petition agent for
 -------
the Lenders;

               G. Each Guarantor, the UK Borrowers and the UK Facility Guarantors (other than the Borrower and Vero Electronics Inc.) (together the "Obligors") have requested a forbearance, to and through the earlier of November
 --------
15, 2002 or the occurrence of a Forbearance Termination Event as described in
Section 6 hereto, in the Agent's and the UK Institution's
exercise of their rights and remedies against such Obligors under the Guaranties and Collateral Documents, the UK Collateral, the UK Facility Guarantees and the UK Facility (collectively, the "Obligor Loan Documents") and/or applicable law
                                ----------------------
in order to provide the Borrower and the Obligors with an opportunity to pursue a possible restructuring of their indebtedness. Consistent with the foregoing, and without limiting the generality of the preservation of rights set forth in
Section 7 hereof, nothing contained herein is intended or shall be deemed to constitute an acknowledgment, representation, warranty, covenant, or other agreement on the part of the Agent or, any of the Required Banks or the UK Institutions that they have agreed or that they will agree either (i) to enter into any restructuring of the obligations owing under the Credit Agreement, the UK Facility or related documents on any terms and conditions or (ii) to any forbearance beyond the earlier of November 15, 2002 or the occurrence of a Forbearance Termination Event as described in Section 6 hereto; and

               H. The Agent, the Banks and the UK Institutions are willing to forebear until the earlier of November 15, 2002 or the occurrence of a Forbearance Termination Event as described in Section 6 hereto from exercising (or from advising any agent or trustee to exercise) any of the rights, powers and remedies of any agent, the Banks, or any UK Institution against any Obligors or its property, including without limitation, foreclosure on any collateral (the "Forbearance"), but only pursuant to and upon the terms and conditions of
      -----------
this Agreement.

               NOW, THEREFORE, in consideration of the premises and of the mutual agreements and promises herein contained, the parties hereto agree as follows:

          1.   Adoption and Incorporation of Recitals. The above recitals are
               --------------------------------------
confirmed and adopted by the parties hereto as if set forth herein.

          2.   Forbearance. Subject to the terms and conditions of this
               -----------
Agreement, including, without limitation, the provisions of Section 6 hereof, the Agent, the Required Banks and the UK Institutions hereby extend to the Obligors the Forbearance.

          3.   Guaranty Reaffirmation. Each of the Obligors hereby (a) confirms
               ----------------------
that it has requested the Agent, the Required Banks and the UK Institutions to enter into this Agreement and extend the Forbearance, (b) acknowledges that the Agent, the Required Banks and the UK Institutions would not enter into this Agreement and extend the Forbearance in the absence of the Obligors' reaffirmation of the Obligor Loan Documents and that the Agent, the Required Banks and the UK Institutions are thus relying upon such reaffirmation, and (c) reaffirms its Obligor Loan Documents in each and every respect, including, without limitation, the validity of and all obligations under the Obligor Loan Documents.

          4.   No Waiver of Default. In this Agreement, the Agent, the Required
               --------------------
Banks and the UK Institutions waive no Event of Default, whether presently or subsequently existing.

          5.   General Loan Agreement Compliance. During the Forbearance, all
               ---------------------------------
provisions of the Obligor Loan Documents shall remain fully operative and in effect. During the Forbearance, all Obligors shall comply with the provisions of the Obligor Loan Documents other than those relating to the Events of Default.

          6.   Termination of the Forbearance. Unless extended by a writing
               -------------------------------
signed by all parties hereto, the Forbearance shall terminate by its own terms on November 15, 2002. Moreover, each of the following shall be a "Forbearance
                                                                  -----------
Termination Event":
------------------

               (a) the failure of any Obligors to comply strictly with any of the obligations set forth in this Agreement or the Guarantor Loan Documents, the Credit Agreement, the UK Facility or any other Obligor Loan Document;

               (b) any of the Obligors undertake and/or consummate any asset sale to which the Agent, the Required Banks and the UK Institutions have not consented to with respect to which such consent would be required under the Credit Agreement, the UK Facility or the Obligor Loan Documents or such Obligors otherwise undertakes to merge or consolidate its business, assets and liabilities or business operations with any other person or entity;

               (c) the commencement by or against any Obligors of a voluntary or involuntary bankruptcy or other insolvency proceeding (including, without limitation, a voluntary or involuntary case under applicable bankruptcy or insolvency law or an assignment for the benefit of creditors);

               (d) any of the Obligors is enjoined, restrained or in any way prevented by court order from conducting all or a material part of its business affairs;

               (e) The Commitments (as defined in the Post-Petition Credit Agreement) shall have been terminated and any of the Agents (as defined therein) shall have commenced the exercise of any of their respective remedies in connection therewith;

               (f) The Chapter 11 bankruptcy case of the Borrower shall have been dismissed or converted to a Chapter 7 bankruptcy case; or

               (g) The appointment of a Chapter 11 trustee in the Chapter 11 bankruptcy case of the Borrower.

Upon the occurrence of any Forbearance Termination Event with respect to an Obligor the Forbearance shall automatically terminate with respect to that Obligor and the obligation of the Agent, the Required Banks and the UK Institutions to forebear from the exercise of any of its (or their) rights, powers, and/or remedies against such Obligors and its property (including any of its collateral) under the Obligor Loan Documents, shall immediately terminate, the obligations of such Obligors under the Obligor Loan Documents shall immediately accelerate and become due and payable in its entirety, and the Agent, the Required Banks and the UK Institutions shall immediately be entitled (but not obligated) without any further action or notice to exercise any and all of its (or their) rights, powers, and remedies against any of such entities and persons and/or against any of their respective property.

          7.   Preservation and No Waiver of Rights. Consistent with, but not in
               ------------------------------------
limitation of, Section 4 hereof, this Agreement shall not be deemed a waiver, amendment, extension or modification by the Agent, the Required Banks and the UK Institutions of any term or provision of, or default under, any Obligor Loan Document, any promissory note, or any collateral documents; and except as otherwise expressly provided for herein, the Agent, the Required

Banks and the UK Institutions hereby fully preserve all their rights, powers and remedies against the Obligors and/or any other person or entity. In addition, nothing contained herein shall be deemed to be a waiver or abandonment of any Event of Default (whether presently or subsequently existing), any rights or remedies available to the Agent, the Required Banks and the UK Institutions under the Obligor Loan Documents, any promissory note, any collateral documents, applicable law or otherwise, each of which rights, powers or remedies is hereby specifically and expressly reserved, including without limitation, the right to seek judgment against the Obligors and/or any other person or entity, to foreclose its interest in any collateral held by any agent or trustee or in which any agent or trustee has a security interest or other lien, or to take any other action permitted under the Obligor Loan Documents and/or applicable law.

          8.   Representations. Each of the Obligors hereby represents and
               ---------------
warrants to the Agent, the Required Banks and the UK Institutions that the execution and delivery of this Agreement and the performance by it of its obligations under this Agreement are within its powers, have been duly authorized by all necessary action, and do not and will not contravene or conflict with any provision of law or of its charter or by-laws and that this Agreement constitutes its legal, valid, and binding obligations and is enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally or as such enforcement may be limited in equity.

          9.   Reliance. The parties hereto understand and acknowledge that this
               --------
Agreement has been executed for the purposes of inducing the Agent, the Required Banks and the UK Institutions to agree to the Forbearance. Each of the parties hereto further understands and acknowledges that the Agent, the Required Banks and the UK Institutions are relying on, and would not have entered into this Agreement (and would not have extended the Forbearance) had it not been for, the agreements, representations and warranties of the Obligors set forth herein.

          10.  Successors and Assigns. Subject to any assignment or other
               ----------------------
transfer restrictions set forth in the Obligor Loan Documents and herein, this Agreement shall be binding upon the parties hereto and their respective successors and assigns.

          11.  Expenses and Costs. Without limiting the generality of any
               ------------------
provision of this Agreement or the Obligor Loan Documents, the Obligors shall be responsible for the payment of all fees and out-of-pocket disbursements incurred by the Agent, the Banks and the UK Institutions in any way arising from or in connection with this Agreement and the Obligor Loan Documents, including, without limitation, the fees of their legal counsel for the preparation, examination and approval of documents in connection with the drafting of this Agreement or relating to the enforcement of this Agreement or any of the Obligor Loan Documents and the fees and expenses of its consultant. All of these expenses and fees shall be part of the obligations due to the Agent, the Banks and the UK Institutions under or in connection with the Credit Agreement, the UK Facility and the Obligor Loan Documents.

          12.  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which will be deemed to be an original, but all of which together shall constitute one and the same instrument.

          13.  Notice. Any notice provided for hereunder shall be in writing,
               ------
personally delivered, as provided in the Obligor Loan Documents and in each instance may be given by facsimile transmission.

          14.  Entire Agreement. This Agreement contains the entire
               ----------------
understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof and shall not be altered, amended or otherwise modified except by a written instrument signed by the party sought to be thereby bound.

          15.  Headings. The headings and captions used herein are provided for
               --------
convenience of reference only and shall not be employed in the construction of this letter agreement.

          16.  No Third Party Beneficiaries. This Agreement is solely for the
               ----------------------------
benefit of the parties hereto, and, no provision of this Agreement shall be deemed to confer upon any third parties (including, without limitation, any other creditors or parties in interest (including equity holders) of the Borrower) any claim, remedy, liability, reimbursement, cause of action or other right.

          17.  Release and Covenant Not to Sue. In consideration of the
               -------------------------------
agreements and understandings in this Agreement, the Obligors, for themselves and, to the extent that any of the following is claiming by, through, or otherwise on behalf of (including, without limitation, on any derivative basis) any Obligors, for their respective employees, officers, agents, executors, heirs, successors and assigns, jointly and severally, hereby release each of the Agent, the Required Banks, and the UK Institutions its employees, officers, participants, agents, affiliates, subsidiaries, successors and assigns from any claim, right or cause of action which now exists, in any way related to facts in existence as of the date hereof, whether known or unknown. By way of example and not limitation, the foregoing includes any claims in any way related to the Obligor Loan Documents and the business relationship with the Agent, the Required Banks and the UK Institutions.

               The Guarantors hereby covenant that they will refrain from commencing any action or suit or prosecuting any action or suit, in law or in equity, against each of the Agent, the Required Banks, and the UK Institutions its employees, officers, agents, participants, affiliates, subsidiaries, successors and assigns, on account of any claim, action or cause of action which now exists in any Obligor's favor based upon facts existing as of the date of this Agreement. In addition to the other liability which shall accrue upon the breach of this covenant, the breaching party shall be liable to the Agent, the Required Banks and the UK Institutions for all reasonable attorney's fees and costs incurred by such party in the defense of such action or suit.

          18.  JURY TRIAL. THE PARTIES HERETO EACH HEREBY VOLUNTARILY AND
               ----------
INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, OR UNDER ANY OTHER DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THE OBLIGOR LOAN DOCUMENTS, AND

AGREE THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO ENTER INTO THIS AGREEMENT.

          19.  GOVERNING LAW AND JURISDICTION. THE PARTIES HERETO EACH HEREBY
               ------------------------------
INCORPORATE BY REFERENCE SECTION 10.16 OF THE CREDIT AGREEMENT TO PROVIDE FOR GOVERNING LAW AND JURISDICTION OF THIS AGREEMENT.



                           [INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto execute and deliver this Agreement on the date first above written.


                                    BANK OF AMERICA, N.A., as
                                    Administrative Agent and as a Bank


                                    By: /s/ M. Duncan McDuffie
                                        ----------------------------------------
                                    Name: M. Duncan McDuffie
                                    Title: Managing Director


                                    BNP PARIBAS


                                    By:_________________________________________

                                    Name:
                                    Title:


                                    By:_________________________________________

                                    Name:
                                    Title:


                                    COPPER BEECH HOLDINGS, LLC


                                    By:_________________________________________
                                    Name:
                                    Title:


                                    MIZUHO CORPORATE BANK


                                    By:_________________________________________
                                    Name:
                                    Title:

                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION


                                    By:_________________________________________
                                    Name:
                                    Title:


                                    JPMORGAN CHASE BANK


                                    By:_________________________________________
                                    Name:
                                    Title:


                                    OCM OPPORTUNITIES FUND III, L.P. by
                                    Oaktree Capital Management, LLC, its General
                                    Partner

                                    By: /s/ Lowell W. Hill
                                        ----------------------------------------
                                    Name: Lowell W. Hill
                                    Title: Managing Director


                                    By: /s/ Richard Fij
                                        ----------------------------------------
                                    Name: Richard Fij
                                    Title: Vice President


                                    GRAND STREET HOLDINGS 2, LLC by Oaktree
                                    Capital Management, LLC, its Managing Member


                                    By: /s/ Christopher Brothers
                                        ----------------------------------------
                                    Name: Christopher Brothers
                                    Title: Managing Director
                                    /s/ Vice President


                                    GRAND STREET HOLDINGS 6, LLC by Oaktree
                                    Capital Management, LLC, its Managing Member


                                    By: /s/ Christopher Brothers
                                        ----------------------------------------
                                    Name: Christopher Brothers
                                    Title: Managing Director
                                    /s/ Vice President

                                    GRAND STREET HOLDINGS 8, LLC by Oaktree
                                    Capital Management, LLC, its Managing Member


                                    By: /s/ Christopher Brothers
                                        ----------------------------------------
                                    Name: Christopher Brothers
                                    Title: Managing Director
                                    /s/ Vice President


                                    GRAND STREET HOLDINGS 9, LLC by Oaktree
                                    Capital Management, LLC, its Managing Member


                                    By: /s/ Christopher Brothers
                                        ----------------------------------------
                                    Name: Christopher Brothers
                                    Title: Managing Director
                                    /s/ Vice President


                                    GRAND STREET 1, LLC by Oaktree Capital
                                    Management, LLC, its Managing Member


                                    By: /s/ Christopher Brothers
                                        ----------------------------------------
                                    Name: Christopher Brothers
                                    Title: Managing Director
                                    /s/ Vice President

                                    GRAND STREET 3, LLC by Oaktree Capital
                                    Management, LLC, its Managing Member


                                    By: /s/ Christopher Brothers
                                        ----------------------------------------
                                    Name: Christopher Brothers
                                    Title: Managing Director
                                    /s/ Vice President


                                    GRAND STREET 4, LLC by Oaktree Capital
                                    Management, LLC, its Managing Member


                                    By: /s/ Christopher Brothers
                                        ----------------------------------------
                                    Name: Christopher Brothers
                                    Title: Managing Director
                                    /s/ Vice President

                                 GRAND STREET HOLDINGS 5, LLC by Oaktree Capital Management, LLC, its Managing Member
                                 /s/ Vice President


                                 By: /s/ Christopher Brothers
                                     -------------------------------------------
                                 Name:   Christopher Brothers
                                 Title:  Managing Director


                                 GRAND STREET HOLDINGS 7, LLC by Oaktree Capital Management, LLC, its Managing Member


                                 By: /s/ Christopher Brothers
                                     -------------------------------------------
                                 Name:   Christopher Brothers
                                 Title:  Managing Director
                                 /s/ Vice President


                                 PERRY PRINCIPALS, L.L.C.


                                 By: /s/ Nathaniel J. Klipper
                                     -------------------------------------------
                                 Name:   Nathaniel J. Klipper
                                 Title:  Managing Director



                                 ROYAL BANK OF SCOTLAND, PLC



                                 By: /s/ T. J. Smith
                                     -------------------------------------------
                                 Name:   T. J. Smith
                                 Title:  Corporate Director


                                 SOCIETE GENERALE


                                 By:
                                     -------------------------------------------
                                 Name:
                                 Title:

                                    U.S. BANK NATIONAL ASSOCIATION



                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:



                                    WILLIAM E. SIMON & SONS SPECIAL
                                    SITUATIONS PARTNERS II, L.P.



                                    By: /s/ Dave Leshaw
                                        ----------------------------------------
                                    Name:   Dave Leshaw
                                    Title:  Principal


                                    GSC RECOVERY II, L.P.

                                    By: GSC Recovery II GP, L.P.,
                                         its general partner
                                        By: GSC RII, LLC,
                                             its general partner
                                            By: GSCP (NJ) Holdings, L.P.,
                                                 its sole member
                                                By: GSCP (NJ), Inc.,
                                                     its general partner


                                    By: /s/
                                        ----------------------------------------
                                    Name:
                                    Title:

                                       GSC RECOVERY IIA, L.P.

                                       By: GSC Recovery IIA GP, L.P.,
                                            its general partner
                                           By: GSC RII, LLC,
                                                its general partner
                                               By: GSCP (NJ) Holdings, L.P.,
                                                    its sole member
                                                   By: GSCP (NJ), Inc.,
                                                        its general partner


                                       By: /s/
                                           -------------------------------------
                                       Name:
                                       Title:

                                       AIR CARGO EQUIPMENT (UK) LTD.


                                       By: /s/ Eliot Swan
                                          ------------------------------------
                                       Name:
                                       Title:


                                       APPLIED POWER CREDIT CORP.


                                       By:
                                          ------------------------------------
                                       Name:
                                       Title:


                                       APPLIED POWER LTD.


                                       By: /s/ Eliot Swan
                                          ------------------------------------
                                       Name:
                                       Title:


                                       APW DO BRAZIL, LTDA.


                                       By: /s/ Christopher John Freeland
                                          ------------------------------------
                                       Name: Christopher John Freeland
                                       Title: Site Leader


                                       APW ELECTRONICS GMBH


                                       By: /s/ Jan DeKoning
                                          ------------------------------------
                                       Name: Jan DeKoning
                                       Title: Director


                                       APW ELECTRONICS GROUP, PLC


                                       By: /s/ Eliot Swan
                                          ------------------------------------
                                       Name:
                                       Title:

                                       APW ELECTRONICS LTD.


                                       By: /s/ Eliot Swan
                                          ------------------------------------
                                       Name:
                                       Title:


                                       APW ENCLOSURE PRODUCTS AND
                                       SYSTEMS LTD.


                                       By: /s/ Eliot Swan
                                          ------------------------------------
                                       Name:
                                       Title:


                                       APW ENCLOSURE SYSTEMS (UK) LIMITED


                                       By: /s/ Eliot Swan
                                          ------------------------------------
                                       Name:
                                       Title:


                                       APW ENCLOSURE SYSTEMS HOLDING, INC.


                                       By: /s/ Michael Gasick
                                          ------------------------------------
                                       Name:
                                       Title:


                                       APW ENCLOSURE SYSTEMS HOLDINGS,
                                       LTD.


                                       By: /s/ Eliot Swan
                                          ------------------------------------
                                       Name:
                                       Title:

                                       APW ENCLOSURE SYSTEMS LP


                                       By: /s/ Michael Gasick
                                          ------------------------------------
                                       Name:
                                       Title:


                                       APW ENCLOSURE SYSTEMS PLC


                                       By: /s/ Eliot Swan
                                          ------------------------------------
                                       Name:
                                       Title:


                                       APW ENCLOSURE SYSTEMS, INC.


                                       By: /s/ Michael Gasick
                                          ------------------------------------
                                       Name:
                                       Title:


                                       APW ENCLOSURES LTD.


                                       By: /s/ Eliot Swan
                                          ------------------------------------
                                       Name:
                                       Title:


                                       APW FINANCE LTD.


                                       By: /s/
                                          ------------------------------------
                                       Name:
                                       Title:

                                       APW GALWAY LTD.


                                       By: /s/ Eliot Swan
                                          ------------------------------------
                                       Name:
                                       Title:


                                       APW HOLDING B.V.


                                       By: /s/ Eliot Swan
                                          ------------------------------------
                                       Name:
                                       Title:


                                       APW MAYVILLE LLC


                                       By: /s/ Michael Gasick
                                          ------------------------------------
                                       Name:
                                       Title:


                                       APW MAYVILLE LTD.


                                       By: /s/ Michael Gasick
                                          ------------------------------------
                                       Name:
                                       Title:


                                       APW NETHERLANDS BV


                                       By: /s/ Eliot Swan
                                          ------------------------------------
                                       Name:
                                       Title:


                                       APW NEW FOREST LTD.


                                       By: /s/ Eliot Swan
                                          ------------------------------------
                                       Name:
                                       Title:

                                       APW NORTH AMERICA, INC.


                                       By: /s/ Michael Gasick
                                           -------------------------------------
                                       Name:
                                       Title:


                                       APW POWER SUPPLIES LIMITED

                                       By: /s/ Eliot Swan
                                           -------------------------------------
                                       Name:
                                       Title:


                                       APW PRODUCTS AND SYSTEMS BV

                                       By: /s/ Eliot Swan
                                           -------------------------------------
                                       Name:
                                       Title:


                                       APW WRIGHT LINE LLC

                                       By: /s/ Michael Gasick
                                           -------------------------------------
                                       Name:
                                       Title:


                                       APW-ERIE, INC.

                                       By: /s/ Michael Gasick
                                           -------------------------------------
                                       Name:
                                       Title:


                                       ASPEN MOTION TECHNOLOGIES INC.

                                       By: /s/ Michael Gasick
                                           -------------------------------------
                                       Name:
                                       Title:

                                       C FAB DEVELOPMENTS LIMITED


                                       By: /s/ Eliot Swan
                                           -------------------------------------
                                       Name:
                                       Title:


                                       CIPRESMAD-CONSULTORES E SERVICOS, LTDA

                                       By: /s/ Howard Lederman
                                           -------------------------------------
                                       Name:
                                       Title:


                                       CIPRESMAD HUNGARY FINANCING LLC

                                       By: /s/ Howard Lederman
                                           -------------------------------------
                                       Name:
                                       Title:


                                       EDER INDUSTRIES, INC.

                                       By: /s/ Michael Gasick
                                           -------------------------------------
                                       Name:
                                       Title:


                                       ELECTRONIC SOLUTIONS


                                       By: /s/ Michael Gasick
                                           -------------------------------------
                                       Name:
                                       Title:


                                       ELECTRONICS PACKAGING LIMITED


                                       By: /s/ Eliot Swan
                                           -------------------------------------
                                       Name:
                                       Title:

                                       HOERMANN ELECTRONICS LTD.


                                       By: /s/ Eliot Swan
                                           -------------------------------------
                                       Name:
                                       Title:


                                       HOERMANN SECURITY SYSTEMS LTD.


                                       By: /s/ Eliot Swan
                                           -------------------------------------
                                       Name:
                                       Title:


                                       INNOVATIVE METAL FABRICATION, INC.


                                       By: /s/ Michael Gasick
                                           -------------------------------------
                                       Name:
                                       Title:


                                       J HIGGINS MANUFACTURING (IRELAND)
                                       LTD.


                                       By: /s/ Eliot Swan
                                           -------------------------------------
                                       Name:
                                       Title:


                                       MCLEAN MIDWEST CORPORATION


                                       By: /s/ Michael Gasick
                                           -------------------------------------
                                       Name:
                                       Title:


                                       MCLEAN WEST INC.


                                       By: /s/ Michael Gasick
                                           -------------------------------------
                                       Name:
                                       Title:

                                       PRECISION FABRICATION TECHNOLOGIES, INC.



                                       By: /s/ Michael Gasick
                                           -------------------------------------
                                       Name:
                                       Title:


                                       TOWERFLAME LTD.


                                       By: /s/ Eliot Swan
                                           -------------------------------------
                                       Name:
                                       Title:


                                       VERO ELECTRONICS (EXPORTS) LTD.

                                       By: /s/ Eliot Swan
                                           -------------------------------------
                                       Name:
                                       Title:


                                       VERO ELECTRONICS, INC.


                                       By: /s/ Michael Gasick
                                           -------------------------------------
                                       Name:
                                       Title:


                                       WRIGHT LINE EUROPE B.V.


                                       By: /s/ Jan DeKoning
                                           -------------------------------------
                                       Name:   Jan DeKoning
                                       Title:  Director


                                       WRIGHT LINE LIMITED


                                       By: /s/ Eliot Swan
                                           -------------------------------------
                                       Name:
                                       Title:

                                       ZERO-EAST DIVISION, ZERO CORPORATION


                                       By: /s/ Michael Gasick
                                           -------------------------------------
                                       Name:
                                       Title: